UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

MGM Resorts International

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MGM Resorts International (the “Company”) held its annual meeting of shareholders on May 6, 2020 (the “Annual Meeting”), at which stockholders voted on the matters set forth below.

Proposal 1: To elect a Board of Directors

Director	For	Against	Abstain
William W. Grounds	357,552,042	4,425,863	279,427
Alexis M. Herman	334,454,312	27,528,315	274,705
Roland Hernandez	331,028,428	30,947,812	281,092
Mary Chris Jammet	348,274,999	13,704,475	277,858
John Kilroy	359,511,043	2,459,486	286,803
Rose McKinney-James	342,128,135	19,838,241	290,956
Keith A. Meister	359,438,776	2,537,105	281,451
Paul Salem	360,374,274	1,598,588	284,470
Gregory M. Spierkel	359,636,560	2,336,585	284,187
Jan G. Swartz	347,319,138	14,644,265	293,929
Daniel J. Taylor	341,711,024	20,257,534	288,774

Broker Non-Votes: 61,012,246 for each of Mr. Grounds, Ms. Herman, Mr. Hernandez, Ms. Jammet, Mr. Kilroy, Ms. McKinney-James, Mr. Meister, Mr. Salem, Mr. Spierkel, Ms. Swartz and Mr. Taylor.

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the annual meeting at which a quorum was present.

Proposal 2: To ratify the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the year ending December 31, 2020.

For	Against	Abstain
415,761,225	6,971,998	536,355

Broker Non-Votes: N/A

The foregoing Proposal 2 was approved.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

For	Against	Abstain
182,898,213	171,063,352	8,295,767

Broker Non-Votes: 61,012,246

The foregoing Proposal 3 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International

Date: May 8, 2020	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III
Title: Chief Corporate Counsel & Assistant Secretary